© Atkore Inc. First Quarter 2022 Earnings Presentation January 31, 2022

© Atkore Cautionary Statements This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. 2

© Atkore Record Quarterly Earnings in Q1 2022 1. See non-GAAP reconciliation in appendix. 452.0 447.4 511.1 840.8 Q1 2020 Q1 2019 Q1 2021 Q1 2022 +65% 26.9 34.8 85.1 204.8 Q1 2019 Q1 2020 Q1 2021 Q1 2022 +141% 70.0 77.7 137.0 293.0 Q1 2021 Q1 2020 Q1 2019 Q1 2022 +114% 0.74 0.94 1.88 4.58 Q1 2019 Q1 2020 Q1 2021 Q1 2022 +144% Revenue $M Net Income $M Adjusted EBITDA1 $M Adjusted EPS1 $/share Solid results in Q1 with earnings growth in both Electrical and Safety & Infrastructure Completed two acquisitions Repurchased $105M in stock Q1 Review 3

© Atkore FY2022 Outlook Outlook Summary 4 1. Reconciliation of the forward-looking quarterly and full-year 2022 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. 2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook. Outlook Items for Consolidated Atkore Q2 2022 Outlook FY2022 Outlook Changes to Prior FY2022 Outlook Net Sales + ~25% +MSD% - Adjusted EBITDA1 $240 – $260M $875 – $925M +$225M Adjusted EPS1 $3.55 – $3.85 $12.80 – $13.60 +$3.60 Interest Expense $30 – $32M - Tax Rate 25% – 27% - Capital Expenditures $80 – $90M - Stock Buybacks ≥ $200M + ≥ $100M Diluted Shares Outstanding2 ~46M (0.5)M

© Atkore Sasco Tubes & Roll Forming Inc. Four Star Industries Recent Acquisitions Manufacturer of metal framing and related products serving the electrical, mechanical, construction and solar industries Supports Atkore’s Safety & Infrastructure business and increases capability and product offerings in North America Manufacturer of High Density Polyethylene (HDPE) conduit, primarily serving the telecommunications, utility and infrastructure markets Expands Atkore’s Electrical product portfolio and aligns to projected growth plans for data and telecom markets associated with U.S. government infrastructure spending 5

© Atkore Q1 Income Statement Summary 6 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales ($’s in millions) Q1 2022 Q1 2021 Y/Y Change Y/Y % Change Net Sales $840.8 $511.1 $329.7 64.5% Operating Income $268.4 $119.9 $148.6 124.0% Net Income $204.8 $85.1 $119.8 140.8% Adjusted EBITDA1 $293.0 $137.0 $156.0 113.9% Adjusted EBITDA Margin2 34.8% 26.8% +800 bps - Net Income per Share (Diluted) $4.32 $1.75 $2.57 146.9% Adjusted Net Income per Share1 (Diluted) $4.58 $1.88 $2.70 143.6%

Consolidated Atkore Q1 2022 Bridges

Q1 Net Sales Bridge



$511M
$51
$368
$13
$841M
2021
Volume/Mix
Price
M&A / F/X / Other
2022

Net Sales % Change

Volume/Mix	(9.9%)
Price	+72.0%
Acquisitions / F/X / Other	+2.4%
Total	**+64.5%**

Q1 Adjusted EBITDA Bridge



$137M
$16
$184
$368
$12
$293M
2021
Volume/Mix
Input Cost Changes
Price
M&A / Productivity / Investment / Inflation / F/X / Other
2022

Highlights

- Delivered strong results despite a challenging operating environment due to several external factors such as labor availability and supply chain issues impacting distributors, manufacturers, and contractors
- Positive volume growth in our international markets led by solid demand, and growth from data center projects
- Margin expansion in both Electrical and Safety & Infrastructure segments

© Atkore

7

© Atkore Q1 2022 Segment Results 8 Electrical Safety & Infrastructure ($’s in millions) Q1 2022 Q1 2021 Y/Y Change Net Sales $641.7 $387.1 65.7% Adjusted EBITDA $279.5 $133.3 109.8% Adjusted EBITDA Margin 43.6% 34.4% +920 bps ($’s in millions) Q1 2022 Q1 2021 Y/Y Change Net Sales $200.5 $124.8 60.7% Adjusted EBITDA $27.4 $14.3 92.5% Adjusted EBITDA Margin 13.7% 11.4% +230 bps $23 $266 $12 Volume/Mix2021 2022Price M&A / F/X / Other $387M $642M $27 $102 $1 Volume/Mix2021 M&A / F/X / OtherPrice 2022 $125M $201M Q1 Net Sales Bridge Q1 Net Sales Bridge

Capital Deployment Focused on Driving Growth

Atkore

Executing our capital deployment model with $150M deployed in Q1 FY22.
On track to meet plan to deploy over $1 billion in cash over the next two to three years.

Capital Deployment Model

Expect to deploy over $1 billion in cash over the next two to three years

Maintain Gross Debt to normalized Adj. EBITDA ratio at ~2x or below

Priority Uses for Capital

Priority Uses for Capital	Q1 FY2022 Results & Status
Capital Expenditures, Organic Growth, and Capacity Investments	$9M spent in capital expenditures in the first quarter with key investments in digital tools and capabilities and new equipment
M&A	$36M on the purchase of two acquisitions; Sasco Tubes & Roll Forming Inc. and Four Star Industries
Stock Repurchases	$105M in share repurchases in Q1; continue to repurchase shares in Q2 (~$75M repurchased as of January 28, 2022); expect ≥ $200M of share repurchases in FY22

© Atkore

9

© Atkore Committed to Driving Positive ESG Impacts Launched 2021 Sustainability Report Sustainability Efforts Recently Recognized by Leading Independent Organizations Ranked #48 by Newsweek for America’s Most Responsible Companies 2022 Received Great Place to Work® certification for the 2nd year in a row Earned 2022 Top Workplaces USA Award Achieved a score of 85 in our inaugural submission to the Human Rights Campaign Foundation’s Corporate Equality Index Received a Bronze Rating from EcoVadis Announced 2025 Sustainability Targets 10% reduction in Scope 1 & 2 GHG (greenhouse gas) emissions intensity by 2025 80% of sites meeting TBSO (Team-Based Safety Observations) targets by 2025 30% diversity across Senior Leadership Team by 2025 80% participation in annual employee engagement and alignment survey by 2025 10

© Atkore Appendix

© Atkore Adjusted Earnings Per Share Reconciliation Segment Information 12 Three months ended December 24, 2021 December 25, 2020 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 641,683 $ 279,547 43.6% $ 387,145 $ 133,273 34.4 % Safety & Infrastructure 200,510 27,432 13.7% 124,765 14,252 11.4 % Eliminations (1,392) (828) Consolidated operations $ 840,801 $ 511,082

© Atkore Adjusted Earnings Per Share Reconciliation Consolidated Atkore Inc. 13 Three months ended (in thousands, except per share data) December 24, 2021 December 25, 2020 December 27, 2019 Net income $ 204,843 $ 85,066 $ 34,790 Stock-based compensation 3,427 5,522 3,123 Intangible asset amortization 8,229 8,260 8,113 Other (a) (643) (8,142) 2,836 Pre-tax adjustments to net income 11,013 5,640 14,072 Tax effect (2,753) (1,410) (3,518) Adjusted net income $213,103 $89,296 $45,344 Weighted-Average Diluted Common Shares Outstanding 46,575 47,547 47,999 Net income per diluted share $ 4.32 $ 1.75 $ 0.71 Adjusted net income per diluted share $ 4.58 $ 1.88 $ 0.94 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of certain indemnified uncertain tax positions, gain on purchase of business and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. 14 Three months ended (in thousands) December 24, 2021 December 25, 2020 December 27, 2019 Net income $ 204,843 $ 85,066 $ 34,790 Interest expense, net 6,918 8,254 10,620 Income tax expense 56,975 26,964 7,340 Depreciation and amortization 20,046 19,044 18,730 Stock-based compensation 3,427 5,522 3,123 Other (a) 801 (7,860) 3,107 Adjusted EBITDA $ 293,010 $ 136,990 $ 77,710 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of certain indemnified uncertain tax positions, gain on purchase of business, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, restructuring costs and transaction costs.

© Atkore Adjusted Earnings Per Share Reconciliation Trailing Twelve Month Adjusted EBITDA Reconciliation Consolidated Atkore Inc. 15 TTM Three months ended (in thousands) December 24, 2021 December 24, 2021 September 30, 2021 June 25, 2021 March 26, 2021 Net income $ 707,634 $ 204,843 $ 202,561 $ 175,297 $ 124,933 Interest expense, net 31,563 6,918 8,139 8,090 8,416 Income tax expense 222,155 56,975 65,222 61,654 38,304 Depreciation and amortization 79,559 20,046 20,082 20,166 19,265 Stock-based compensation 14,952 3,427 2,889 3,768 4,868 Loss on the extinguishment of debt 4,202 — — 4,202 — Other(a) (6,495) 801 (5,962) 1,087 (2,421) Adjusted EBITDA $ 1,053,570 $ 293,010 $ 292,931 $ 274,264 $ 193,365 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, restructuring costs and transaction costs.

© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. 16 Three months ended (in thousands) December 24, 2021 December 25, 2020 Net cash provided by operating activities $ 97,192 $ 86,276 Capital expenditures $ (9,358) $ (8,229) Free Cash Flow: $ 87,834 $ 78,047

© Atkore atkore.com © Atkore